COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 25: COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Group enters into a number of off-balance sheet commitments to meet the financing needs of its customers, through the use of commitments to extend credit and commercial and standby letters of credit.

The Group's exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and commercial and standby letters of credit is represented by the contractual notional amount of those instruments. The Group uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

The following table summarizes the Group's off-balance-sheet financial instruments, whose contract amounts represent credit risk, as of December 31:

	2011	2012
	(EUR in thousands)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*:
Commercial and personal	14,584,516	14,483,760
Residential real estate	94,602	33,831
Commercial letters of credit	589,924	594,392
Standby letters of credit and financial guarantees written	5,970,422	5,586,816

*	Commitments to extend credit at December 31, 2011 and 2012 include amounts of EUR 1,685.7 million and EUR 25.0 million respectively, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force.

Commitments to Extend Credit. Commitments to extend credit are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Management evaluates each customer's credit worthiness in determining the amount of collateral to obtain. Collateral held varies and may include accounts receivable, inventory, property, plant and equipment and real estate.

Commercial Letters of Credit. Commercial letters of credit ensure payment by a bank to a third party for a customer's foreign or domestic trade transactions, generally to finance a commercial contract for the shipment of goods. A significant portion of commercial letters of credit is on an immediate payment basis. The Group's credit risk in these transactions is limited since the contracts are collateralized by the merchandise being shipped and are generally of short duration.

Standby Letters of Credit and Financial Guarantees Written. Standby letters of credit and financial guarantees written are conditional commitments issued by the Group to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support the financing needs of the Bank's commercial customers, and are short-term in nature. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

Legal Contingencies. The Bank and certain of its subsidiaries are defendants in certain claims and legal actions and proceedings arising in the ordinary course of business. These actions and proceedings are generally based on alleged violations of consumer protection, banking, employment and other laws. None of these actions and proceedings is individually material. In accordance with ASC 450 the Group establishes accruals for all litigations, for which it believes it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. These accruals may change from time to time, as appropriate, in light of additional information. At December 31, 2011 and 2012 the Group has accrued for cases under litigation the amount of EUR 85.4 million and EUR 79.8 million respectively for those litigations for which the Group believes that this loss is probable and reasonably estimated. For the cases for which an accrual has not been recognized, management is not able to reasonably estimate possible losses, since the proceedings may last for many years, many of the proceedings are in early stages, there is uncertainty of the likelihood of the final result, there is uncertainty as to the outcome of pending appeals and there are significant issues to be resolved. However, in the opinion of the management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated balance sheet, results of operation or cash flows.

Staff Leaving Indemnity Contingencies. In accordance with Greek Law 4046/2012 and Board of Ministers' Decision (6/28.2.2012), from February 14, 2012 onwards, the employment contracts that lapse on attainment of the normal retirement age or based on the particular retirement conditions, are considered as indefinite duration employment contracts and therefore, the provisions for employees statutory retirement indemnity of Greek Law 2112/1920, are applied. During the years 2010 and 2011 the Group has been subject to litigation claims in relation to the benefits available to employees under the finite duration employment contracts reliant on interpretation of certain clauses of Greek Law 2112/1920. Such claims have been upheld by the court. As a result the Group concluded that based on the available evidence the obligation for the remaining populous of employees under the finite employment contracts is both probable and the amount of the obligation is reasonably estimable under the provisions of Greek Law 2112/1920 based on an actuarial valuation carried out in accordance with ASC 715-30. Following the above, the Group recognized in the income statement as at December 31, 2011, an amount of EUR 169.9 million which is included under “Other non-interest expense”. The estimates included in this amount are based on the Group's analysis of currently available information, and as new information is obtained the Group may change its estimates. Prior to 2011, the Bank concluded that the obligation with respect to employment contracts with its employees as finite duration contracts was remote, therefore no provision for staff leaving indemnity was recognized. As at December 31, 2012, this liability is included in the employees benefit obligation (see Note 38).

Voluntary Retirement Schemes

On December 31, 2010 the Bank's wholly owned subsidiary EH completed the voluntary retirement scheme, that had been announced on November 25, 2008, whereby employees fulfilling certain criteria had the opportunity to leave service receiving additional benefits to those provided by law, subject to the approval of the Voluntary Retirement Scheme Committee which included representatives of the company and its employees. A total of 237 employees have left service taking advantage of the provisions of the scheme (not including those who had subscribed to the scheme and subsequently withdrew their interest). The Group has recognized a total expense of EUR 46.7 million in respect of this scheme (EUR 16.8 million in 2008, EUR 24.6 million in 2009 and EUR 5.3 million in 2010). No further cost in respect of this scheme is expected to be incurred.